Supplement to the
Fidelity® Variable Insurance Products
Contrafund® Portfolio
Investor Class
April 30, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Danoff will retire effective on or about December 31, 2026. At that time, he will no longer serve as a Co-Portfolio Manager for the fund.
VCON-INV-SUSTK-0126-103 1.9911383.103	January 27, 2026
Supplement to the
Fidelity® Variable Insurance Products
Contrafund® Portfolio
Initial Class, Service Class, and Service Class 2
April 30, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Danoff will retire effective on or about December 31, 2026. At that time, he will no longer serve as a Co-Portfolio Manager for the fund.
VCON-SUSTK-0126-103 1.9911384.103	January 27, 2026